UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

Core Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

838 Walker Road, 21-2105 Dover, Delaware	19904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	CORZ	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $6.81 per share	CORZW	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $0.01 per share	CORZZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 7, 2025, Core Scientific, Inc., a Delaware corporation (the “Company” or “Core Scientific”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among CoreWeave, Inc., a Delaware corporation (“CoreWeave” or “Parent”), Miami Merger Sub I, Inc., a Delaware corporation and a wholly owned Subsidiary of CoreWeave (“Merger Sub”) and the Company, which provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, at the Effective Time, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned Subsidiary of CoreWeave (the “Surviving Corporation”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

Merger Consideration

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, by virtue of the Merger, each share of common stock of the Company, $0.00001 par value per share (“Company Common Stock”) (other than each share of Company Common Stock held in treasury or held or owned by the Company, CoreWeave or Merger Sub immediately prior to the Effective Time), outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive 0.1235 fully paid and non-assessable shares of Class A common stock of CoreWeave, $0.000005 par value per share (“Parent Class A Common Stock”) (such number of shares, the “Exchange Ratio,” and such consideration, the “Merger Consideration”).

Pursuant to the Merger Agreement, at or immediately prior to the Effective Time:

•

each award of restricted stock units of the Company (each a “Company RSU Award”) that is outstanding as of immediately prior to the Effective Time and held by specified individuals, including Adam Sullivan, Jim Nygaard and Todd DuChene (each, a “Specified Individual”) or a non-employee director of the Company will fully vest and be cancelled and converted automatically into the right to receive (without interest and less applicable tax withholding) a number of fully paid and non-assessable shares of Parent Class A Common Stock equal to the product of (x) the total number of shares of Company Common Stock underlying such Company RSU Award as of immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio;

•

all other Company RSU Awards (other than Company PSU Awards) that are outstanding immediately prior to the Effective Time (each an “Unvested Company RSU Award”) will each be canceled and converted into a restricted stock unit award with respect to a number of shares of Parent Class A Common Stock equal to the product of (x) the total number of shares of Company Common Stock underlying such Company RSU Award as of immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio (each a “Parent Rollover RSU Award”), and the contractual obligations in respect of each Parent Rollover RSU Award will be subject to substantially the same terms and conditions (including any vesting and forfeiture conditions) as were applicable to the corresponding Company RSU Award prior to the Effective Time;

•

each Company RSU Award that vests or is earned subject to the achievement of performance conditions and that is outstanding immediately prior to the Effective Time (each a “Company PSU Award”) will (i) if held by a Specified Individual, vest and be cancelled and converted automatically into the right to receive a number of fully paid and non-assessable shares of Parent Class A Common Stock equal to the product (rounded up to the nearest whole number of shares) of (A) the total number of shares of Company Common Stock underlying such Company PSU Award as of immediately prior to the Effective Time (which number shall be determined by deeming the applicable performance level to equal 300%), multiplied by (y) the Exchange Ratio; or (ii) if not covered by (i), be cancelled and converted into a time-based restricted stock unit award with respect to a number of shares of Parent Class A Common Stock equal to the product of (1) the total number of shares of Company Common Stock underlying a Company PSU Award as of immediately prior to the Effective Time assuming a performance level of 300% multiplied by (2) the Exchange Ratio (each a “Parent Rollover PSU Award”), and the contractual obligations in respect of each such Parent Rollover PSU Award will be subject to substantially the same terms and conditions (including any service-based vesting and forfeiture conditions) as were applicable to the corresponding Company PSU Award immediately prior to the Effective Time (other than the applicable performance conditions);

•

each option to purchase shares of Company Common Stock (each a “Company Option”) that is outstanding and unexercised as of immediately prior to the Effective Time that has a per share exercise price that is less than the Per Company Share Price (each an “In the Money Option”) will be cancelled and converted into the right to receive (without interest and less applicable tax withholding) a number of fully paid and non-assessable shares of Parent Class A Common Stock equal to (x) the quotient obtained by dividing (a) the product obtained by multiplying (A) the excess, if any, of the Per Company Share Price over the exercise price per share of Company Common Stock subject to such Company Option immediately prior to the Effective Time by (B) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time by (b) the Per Company Share Price multiplied by (y) the Exchange Ratio;

•

each Company Option that is not an In the Money Option and that is outstanding and unexercised as of immediately prior to the Effective Time will be cancelled at the Effective Time with no consideration payable in respect thereof; and

•

each (i) Tranche 1 Warrant shall become the right to receive a New Tranche 1 Warrant exercisable for a number of shares of Parent Class A Common Stock equal to (a) the number of Warrant Shares (as defined in the Company Warrant Agreement) underlying such Tranche 1 Warrant, multiplied by (b) the Exchange Ratio, with such New Tranche 1 Warrant having an exercise price equal to the Tranche 1 Exercise Price (as defined in the Company Warrant Agreement) in effect immediately prior to the Effective Time divided by the Exchange Ratio, and otherwise having terms substantially the same as the terms of the Tranche 1 Warrants and (ii) Tranche 2 Warrant shall become the right to receive a Converted Tranche 2 Warrant (as defined in the Company Warrant Agreement), which Converted Tranche 2 Warrant shall be exercisable for a number of Warrant Shares with an exercise price of $7.50 per Warrant Share (subject to adjustment as set forth in the Company Warrant Agreement and otherwise on the same terms as the Tranche 2 Warrants), which shall be converted into a New Tranche 2 Warrant exercisable for a number of shares of Parent Class A Common Stock equal to (a) the number of Warrant Shares underlying the Converted Tranche 2 Warrant, multiplied by (b) the Exchange Ratio, with such New Tranche 2 Warrant having an exercise price equal to $7.50 per Warrant Share divided by the Exchange Ratio, and otherwise having terms substantially the same as the terms of the Tranche 1 Warrants.

Closing Conditions

The consummation of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock entitled to vote thereon (the “Company Stockholder Approval”), (2) the effectiveness of the Registration Statement on Form S-4 to be filed by Parent pursuant to which the shares of Parent Class A Common Stock to be issued in connection with the Merger will be registered with the U.S. Securities and Exchange Commission (the “SEC”), and the absence of any stop order suspending such effectiveness or proceeding for the purpose of suspending such effectiveness being pending before the SEC, (3) the expiration or termination of the waiting period (and any extension thereof, including any commitment to, or agreement with, any Governmental Body to delay the consummation of, or not to consummate before a certain date, the Merger) applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (4) the absence of any injunction or other order issued by a Governmental Body or applicable law enjoining, restraining, preventing or prohibiting or making illegal the consummation of the Merger and (5) the approval for listing on the Nasdaq Global Select Market of the shares of Parent Class A Common Stock to be issued in connection with the Merger. The obligation of each party to consummate the Merger is also conditioned upon (1) the other party having complied in all material respects with its pre-closing obligations and covenants under the Merger Agreement, (2) the accuracy of the representations and warranties of the other party in the Merger Agreement (subject to certain materiality qualifiers) and (3) the absence of a material adverse effect with respect to the other party since July 7, 2025.

Representations and Warranties and Covenants

The Merger Agreement contains customary representations and warranties from both the Company, on the one hand, and Parent and Merger Sub, on the other hand, and each party has agreed to customary covenants, including, among others, relating to the conduct of its business between the execution of the Merger Agreement and the Effective Time. In addition, the parties have agreed to use their respective reasonable best efforts to take all actions necessary, proper or advisable to complete the Merger and the other transactions contemplated by the Merger Agreement as soon as reasonably practicable, including obtaining each regulatory approval necessary to complete the Merger or to avoid an action or proceeding by a governmental body seeking to prevent the consummation of the Merger under any antitrust law (the “Regulatory Approvals”). In addition, Parent has agreed to use reasonable best efforts to take all actions necessary, proper, or advisable to obtain the Regulatory Approvals, including undertaking divestitures, licensing, or conduct or other remedial actions, unless such actions would be material to the business of the Company and Parent, relative to the size and value of the Company. Further, neither Parent nor the Company may acquire any assets or businesses (or portions thereof) that compete with the Company if such acquisition(s) would reasonably be expected to prevent or materially delay the Closing.

The Merger Agreement also provides that the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. In addition, the board of directors of the Company is required to recommend that its stockholders vote in favor of the transaction, subject to exceptions for superior proposals and other situations where failure to effect a recommendation change would be inconsistent with the fiduciary duties of the board of directors of the Company.

Termination and Fees

The Merger Agreement contains termination rights for each of Parent and the Company, including: (1) if any Order has become final and non-appealable or there is a law, in each case having the effect of permanently enjoining the consummation of the Merger or making the Merger illegal or otherwise prohibited; (2) if the consummation of the Merger does not occur on or before April 7, 2026; (3) if the Company Stockholder Approval was not obtained at the Company Stockholders Meeting; (4) if the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Merger, subject to the right of the breaching party to cure the breach. In addition, prior to receiving approval of the Merger Agreement by the Company’s stockholders, (1) Parent may terminate the Merger Agreement if the Board has changed its recommendation in favor of the Merger and (2) the Company may terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal.

Upon the termination of the Merger Agreement under specified circumstances, including, among others, the termination by Parent in the event of a Change of Recommendation by the Company’s board of directors, the Company would be required to pay Parent a termination fee of $270 million.

Additional Information

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Parent, Merger Sub or the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, Merger Sub or the Company or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s or the Company’s public disclosures, unless required by applicable law.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2025, the board of directors of the Company approved individual excise tax reimbursement agreements to be entered into between the Company and each of its named executive officers, along with certain other executives. The excise tax reimbursement agreements provide the named executive officers with the right to receive a gross-up payment in the event that certain payments or benefits provided to such officers in connection with the Merger become subject to the excise tax pursuant to Section 4999 of the Internal Revenue Code. The gross-up payments would, subject to certain limitations, generally place the officers in the same after-tax position that they would have been in if the excise tax did not apply to such payments, and do not cover ordinary income taxes due on the payments and benefits giving rise to the excise tax. Each excise tax reimbursement agreement includes a noncompetition covenant that applies during employment and for one year thereafter. The gross-up rights are provided solely in connection with the Merger and therefore the excise tax reimbursement agreements will be automatically revoked if the Merger Agreement is terminated without the consummation of the Merger.

On July 7, 2025, the board of directors of the Company approved individual letter agreements to be entered into between the Company and each of its named executive officers, along with certain other executives. Each letter agreement provides that the officer will separate from employment with the Company on the date of the closing of the Merger, which separation will be treated as a resignation for good reason. Subject to the officer’s execution and nonrevocation of a release of claims, the officer will be eligible to receive a lump sum cash severance payment equal to (i) two times the sum of (A) the officer’s annual base salary and (B) the officer’s target annual cash incentive bonus, plus (ii) twenty-four times the monthly cost of continuation coverage under the Company’s group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act. Each letter agreement also provides that, at the Effective Time, the officer’s Company RSU Awards and Company PSU Awards that are outstanding immediately prior to the Effective Time will vest and be converted into the right to receive the Merger Consideration in respect of each underlying share of Company Common Stock in accordance with the terms of the Merger Agreement. The effectiveness of each letter agreement is contingent upon the officer’s employment through the date of the closing of the Merger, and the letter agreements will be automatically revoked if the Merger Agreement is terminated without the consummation of the Merger.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between Core Scientific, Inc. (“Core Scientific”) and CoreWeave, Inc. (“CoreWeave”), Core Scientific and CoreWeave will file relevant materials with the SEC, including a registration statement on Form S-4 filed by CoreWeave that will include a proxy statement of Core Scientific that also constitutes a prospectus of CoreWeave. A definitive proxy statement/prospectus will be mailed to stockholders of Core Scientific. Each of Core Scientific and CoreWeave may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the registration statement, proxy statement or prospectus or any other document that Core Scientific or CoreWeave (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF PARENT AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about Core Scientific or CoreWeave, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by Core Scientific will be available free of charge on Core Scientific’s internet website at https://investors.corescientific.com/sec-filings/all-sec-filings or by contacting Core Scientific’s investor relations contact at ir@corescientific.com. Copies of the documents filed with the SEC by CoreWeave will be available free of charge on CoreWeave’s internet website at https://coreweave2025ipo.q4web.com/financials/sec-filings/ or by contacting CoreWeave’s investor relations contact at investor-relations@coreweave.com. The information included on, or accessible through, Core Scientific or CoreWeave’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Core Scientific, CoreWeave, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Core Scientific is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1839341/000119312525065652/d925494ddef14a.htm) and in its Form 8-K, which was filed with the SEC on May 16, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1839341/000162828025026294/core-20250513.htm). Information about the directors and executive officers of CoreWeave is set forth in CoreWeave’s Prospectus dated March 27, 2025, which was filed with the SEC on March 31, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-285512) (and which is available at https://www.sec.gov/Archives/edgar/data/1769628/000119312525067651/d899798d424b4.htm). These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Core Scientific and CoreWeave, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms or at all, and the timing thereof, including obtaining regulatory approvals that may be required on anticipated terms and the Core Scientific stockholder approval of the proposed transaction; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the proposed transaction, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Core Scientific and CoreWeave to integrate their businesses successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Core Scientific, CoreWeave or their respective directors and officers; the risk that disruptions from the proposed transaction will harm Core Scientific’s or CoreWeave’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; rating agency actions and Core Scientific’s and CoreWeave’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments and actions targeting public companies in the artificial intelligence, power, data center and crypto mining industries and changes in local, national or international laws, regulations and policies affecting Core Scientific and CoreWeave; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Core Scientific’s and/or CoreWeave’s financial performance and operating results; certain restrictions during the pendency of the proposed transaction that may impact Core Scientific’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against Core Scientific or CoreWeave and other political or security disturbances; dilution caused by CoreWeave’s issuance of additional shares of its securities in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; global or regional changes in the supply and demand for power and other market or economic conditions that impact demand and pricing; changes in technical or operating conditions, including unforeseen technical difficulties; development delays at Core Scientific and/or CoreWeave’s data center sites, including any delays in the conversion of such sites from crypto mining facilities to high-performance computing sites; Core Scientific’s ability to earn digital assets profitably and to attract customers for its high density colocation capabilities; Core Scientific’s ability to perform under its existing colocation agreements; Core Scientific’s ability to maintain its competitive position in its existing operating segments; the impact of increases in total network hash rate; Core Scientific’s ability to raise additional capital to continue its expansion efforts or other operations; Core Scientific’s need for significant electric power and the limited availability of power resources; the potential failure in Core Scientific’s critical systems, facilities or services the Company provides; the physical risks and regulatory changes relating to climate change; potential significant changes to the method of validating blockchain transactions; Core Scientific’s vulnerability to physical security breaches, which could disrupt operations; a potential slowdown in market and economic conditions, particularly those impacting high density computing, the blockchain industry and the blockchain hosting market; price volatility of digital assets and bitcoin in particular; potential changes in the interpretive positions of the SEC or its staff with respect to digital asset mining firms; the likelihood that U.S. federal and state legislatures and regulatory agencies will enact laws and regulations to regulate digital assets and digital asset intermediaries; changing expectations with respect to ESG policies; the effectiveness of Core Scientific’s compliance and risk management methods; the adequacy of Core Scientific’s sources of recovery if the digital assets held by Core Scientific are lost, stolen or destroyed due to third-party digital asset services; and those risks described in the section titled “Risk Factors” in CoreWeave’s Prospectus dated March 27, 2025, filed with the SEC on March 31, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-285512), Item 1A of CoreWeave’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 15, 2025 and subsequent reports on Forms 10-Q and 8-K; those risks described in Item 1A of Core Scientific’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 7, 2025, Item 1A of Core Scientific’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025 and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statement on Form S-4 and accompanying prospectus, which will be available from the sources indicated above.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Core Scientific’s or CoreWeave’s actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Core Scientific or CoreWeave operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither Core Scientific nor CoreWeave assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Core Scientific’s or CoreWeave’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 7, 2025, by and among CoreWeave, Inc., Miami Merger Sub I, Inc. and Core Scientific, Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.
Dated: July 7, 2025

By:	/s/ Todd M. DuChene
Name:	Todd M. DuChene
Title:	Chief Legal Officer and Chief Administrative Officer